Exhibit 10.18.1

Amendment No. 1

to the Exclusive License Agreement of July 1, 1988

THIS IS AMENDMENT No. 1, dated March 12, 1990, to the Exclusive License Agreement of July 1, 1988 (hereinafter “Exclusive License Agreement”) between the BOARD OF REGENTS of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter “BOARD”), a governing board established under the laws of the state of Texas, THE UNIVERSITY OF TEXAS SYSTEM CANCER CENTER (hereinafter “UTSCC”), now THE UNIVERSITY OF TEXAS Mi). ANDERSON CANCER CENTER (hereinafter a component institution of THE UNIVERSITY OF TEXAS SYSTEM, and ARGUS PHARMACEUTICALS, INC. (hereinafter “ARGUS”), a Delaware corporation whose address is 2202 Timberloch Place, Suite 118, The Woodlands, Texas 77380 (formerly 2170 Buckthorne Place, Suite 350-A, The Woodlands, Texas 77380).

WITNESSETH:

WHEREAS BOARD is the sole assignee, pursuant to an Agreement with The University of Houston dated December 1, 1989, (the “Assignment Agreement”) of the U.S. patent application Serial Number [**] with an assigned filing date of [**], and also designated by MDA as [**], with named inventors [**]; and

WHEREAS ARGUS and MDA are also parties to a Research and Development Contract dated July 1, 1988, (hereinafter “R&D Contract”) related to the Exclusive License Agreement; and

WHEREAS the subject matter of said patent application was conceived, discovered or reduced to practice during the term of the R&D Contract by at least one of the Researchers/Inventors but not as the result of funding under the R&D Contract and, therefore, is NEW TECHNOLOGY as defined in the R&D Contract; and

WHEREAS MDA provided ARGUS with a New Technology Notice and ARGUS provided MDA with Notice of Interest in said NEW TECHNOLOGY pursuant to Paragraph 5.3 of the R&D Contract; and

WHEREAS MDA and ARGUS have concluded negotiations for the acquisition by ARGUS of rights to said NEW TECHNOLOGY pursuant to Paragraph 5.3 of the R&D Contract,

NOW, THEREFORE, the parties hereby agree to the following:

The Exclusive License Agreement is amended to include U.S. patent application Serial Number [**], filed [**], and the technology, inventions, know- how, processes, and formulae relating thereto, within the definition of Board Patent Rights and Licensed Subject Matter as contained therein. Such patent application and technology are therefore subject to the license granted by MDA to ARGUS with respect to BOARD Patent Rights, BOARD Technical Information, and Related Technology, and, except as otherwise provided herein, shall be governed by the terms of the Exclusive License Agreement in all respects.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

In consideration thereof, the sufficiency of which is hereby acknowledged, ARGUS shall pay royalties to MDA pursuant to the royalty schedule of Article III of the Exclusive License Agreement on the sales of Products using said NEW TECHNOLOGY, provided, however, that MDA agrees to distribute such royalty payments in accordance with the terms of the Assignment Agreement, and, to the extent authorized by the constitution and laws of the state of Texas, agrees to indemnify Argus from any liability for failure to do so.

Article XI, REPRESENTATIONS AND WARRANTIES, of the Exclusive License Agreement is not applicable to the NEW TECHNOLOGY that is the subject of this Amendment No. 1.

Except as provided herein, the terms of the Exclusive License Agreement are not affected by this Amendment No. 1 and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 1, effective as of the date hereinabove, and executed by their duly authorized representatives three (3) original counterparts, each of which shall be considered an original.

THE UNIVERSITY OF TEXAS		ARGUS PHARMACEUTICALS, INC.
MD ANDERSON CANCER CENTER

By:	/s/ David J. Bachrach	By:	/s/ George Goldenberg
	David J. Bachrach		George Goldenberg
	Executive Vice President for Administration and Finance		President

APPROVED AS TO CONTENT

By:	/s/ William Doty
William Doty
Director, Technology Development

BOARD OF REGENTS OF THE
UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Michael E. Patrick
Michael E. Patrick
Executive Vice Chancellor
For Asset Management

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

(09—12—90)

SCHEDULE I

TO

EXCLUSIVE LICENSE AGREEMENT

of July 1, 1988

1.	[**] Filed [**]. (UTSC: [**])

2.	[**]. Filed [**]. (UTSC:[**])

3.	[**], Filed [**] (UTCC: [**] – [**])

4.	[**]. Filed [**]. (UTCC: [**] – [**])

5.	[**]. Filed [**]. (UTSC: [**])

6.	[**]. (UTSC: [**])

7.	[**]. (UTSC: [**])

Patents Sublicensed to Argus Pharmaceuticals, Inc. Subject to Agreements Between The University of Texas M.D. Anderson Cancer Center and Ohio State University Research Foundation:

1.	[**],. U.S. Patent [**]. Filed [**].

2.	[**], U.S. Patent No. [**]. Filed [**].

3.	[**], U.S. Patent No. [**]. Filed [**].

4.	[**], U.S. Patent No. [**]. Filed [**].

5.	[**], U.S. Patent No. [**]. Filed [**].

6.	[**], U.S. Patent No. [**]. Filed [**].

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

(09—12—90)

SCHEDULE I

TO

EXCLUSIVE LICENSE AGREEMENT

of October 15, 1986

1.	[**]. (UTSC: [**])

2.	[**]. ([**])

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Amendment No. 2

to the Exclusive License Agreement of July 1, 1988

THIS IS AMENDMENT No. 2, dated October 8, 1990, to the Exclusive License Agreement of July 1, 1988 (hereinafter “Exclusive License Agreement”) between the Board of Regents of The University of Texas System (hereinafter “BOARD”), a governing board established under the laws of the state of Texas, The University of Texas System Cancer Center (hereinafter “UTSCC”), now The University of Texas M.D. Anderson Cancer Center (hereinafter “MDA”), a component institution of The University of Texas System, and Argus Pharmaceuticals, Inc. (hereinafter “ARGUS”), a Delaware corporation whose address is 3400 Research Forest Drive, The Woodlands, Texas 77381 (formerly 2202 Timberloch Place, Suite 118, The Woodlands, Texas 77380, formerly 2170 Buckthorne Place, Suite 350-A, The Woodlands, Texas 77380).

RECITATIONS:

1.	BOARD is the licensee with the right to sublicense of the patents

U.S. [**] issued [**];

U.S. [**] issued [**]

U.S. [**] issued [**];

U.S. [**] issued [**],

pursuant to an Agreement with the Ohio State University Research Foundation (“OSURF’) dated January 1, 1990, a copy of which is attached hereto as Exhibit I;

2.	BOARD is the sublicensee with the right to further sublicense of the patents

U.S.[**] issued [**];

U.S. [**] issued [**],

pursuant to an Agreement with OSURF dated June 15, 1990, a copy of which is attached hereto as Exhibit II, which are subject to a license agreement between OSURF and The United States Department of Health and Human Services (“DHHS”); and

3.	The Agreements with OSURF referenced in the first two recitations above shall hereinafter be referred to the “OSURF Agreements”, and the patents referenced in the first two recitations above shall hereinafter be referred to as the “Patents”; and

4.	The Exclusive License Agreement contemplates inclusion of the Patents within the Licensed Subject Matter as defined in the Exclusive License Agreement and therefore subject to the license granted by MDA to ARGUS to BOARD Patent Rights, BOARD Technical Information, and Related Technology,

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

NOW, THEREFORE, the parties hereby agree to the following:

The Exclusive License Agreement is amended to include BOARD’s rights with respect to the Patents within the Licensed Subject Matter as defined in the Exclusive License Agreement and therefore subject to the license granted by MDA to ARGUS to BOARD Patent Rights, BOARD Technical Information, and Related Technology, subject to the terms and provisions of the OSURF Agreements and, for Patents U.S. [**] issued [**], and U.S [**] issued [**], further subject to the provisions of the license agreement between OSURF and DHHS.

In consideration thereof, the sufficiency of which is hereby acknowledged, ARGUS shall pay royalties to MDA pursuant to the royalty schedule of Article III of the Exclusive License Agreement on the sales of Products using the Patents. MDA shall pay royalties directly to OSURF (as provided in the OSURF Agreements), subject to receipt by MDA of royalties from Argus on the sales of Products (as defined in the Exclusive License Agreement) using the Patents (as defined above in this Amendment 2).

Article XI, REPRESENTATIONS AND WARRANTIES, of the Exclusive License Agreement is not applicable to the Patents that are the subject of this Amendment No. 2.

Except as provided herein, the terms of the Exclusive License Agreement are not affected by this Amendment No. 2 and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 2, effective as of the date hereinabove, and executed by their duly authorized representatives three (3) original counterparts, each of which shall be considered an original.

THE UNIVERSITY OF TEXAS		BOARD OF REGENTS OF THE
MD ANDERSON CANCER CENTER		UNIVERSITY OF TEXAS SYSTEM

By:	/s/ David J. Bachrach	By:	/s/ George Goldenberg
	David J. Bachrach		George Goldenberg
	Executive Vice President		President
for Administration and Finance

BOARD OF REGENTS OF THE
APPROVED AS TO CONTENT		UNIVERSITY OF TEXAS SYSTEM

By:	/s/ William Doty	By:	/s/ Michael E. Patrick
	William Doty		Michael E. Patrick
	Director, Technology Development		Executive Vice Chancellor for Asset Management

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Exhibit I

LICENSE AGREEMENT

THIS AGREEMENT is made by and between the Ohio State University Research Foundation (“OSURF”) whose address is 1314 Kinnear Road, Columbus, Ohio 43212- 1194 and BOARD OF REGENTS (“BOARD”) OF THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, and The University of Texas M.D. Anderson Cancer Center, a component Institution of the SYSTEM (“LICENSEE”).

WITNESSETH:

Whereas OSURF owns or controls certain Subject Patents which were developed at OSURF in part by Dr. [**], now an employee of LICENSEE;

Whereas OSURF desires to have the Subject Patents developed and used for the benefit of LICENSEE, the inventor, BOARD, and the public; and

Whereas LICENSEE wishes to obtain a license from OSURF to practice and sublicense for commercial development the Subject Patents and any inventions made by Dr. Priebe or his co-workers that could only be practiced lawfully by LICENSEE or LICENSEE’s sublicensees with a license under one or more of the Subject Patents;

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the parties hereto agree as follows:

I.

This agreement shall be effective as of January 1, 1990 subject to approval by BOARD.

II.

OSURF grants to BOARD and LICENSEE a non-exclusive license under the Subject Patents for Dr. [**] and his co-workers to practice the inventions covered by such Subject Patents at LICENSEE for research purposes only, including sponsored research, with the right to sublicense both research/development activities and commercial manufacture, use and/or sale under one or more of such Subject Patents to licensee(s) of any invention(s) made by Dr. [**] or his coworkers at LICENSEE to the extent that such sublicense is reasonably required in order to develop and/or commercialize such invention(s) of Dr. [**] or coworkers, provided that LICENSEE will notify OSURF promptly of the granting of each sublicense under the Subject Patents and will pay to OSURF a royalty of [**] of net sales, under a sublicense of Subject Patents granted by LICENSEE, of product(s) and/or service(s) covered by one or more of Subject Patents. OSURF makes no representations or warranties of any kind with respect to Subject Patents or any results, products, processes, services or uses obtained, made, performed or used in accordance with their teachings.

III.

Any product manufactured, imported or sold under authority of this license and covered by any claim of a Subject Patent will be marked with the number of each such patent. Neither LICENSEE nor any sublicensee(s) of LICENSEE under any Subject Patent(s) will use the name of OSURF in connection with promotion or sale of any product(s) or service(s) the manufacture, import, sale or use of which is subject to this license agreement, except with the prior express written approval of OSURF.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

IV.

This license shall be effective upon Effective Date herein above. This license, and the accrual of sublicense royalties, shall terminate with respect to each of the Subject Patents upon the expiration of such patent. This license may also be terminated by OSURF for material breach of its terms, including termination with respect to any sublicense for failure by LICENSEE to pay royalties owing to OSURF with respect to such sublicense within six (6) months of their accrual, upon not less than two months written notice to LICENSEE specifying the grounds for termination, provided that such termination will not be effective if the breach is cured within one month after such notice.

V.

Subject patents are:

U.S. [**] issued [**];

U.S. [**] issued [**];

U.S. [**] issued [**];

U.S. [**] issued [**];

IN WITNESS WHEREOF, parties hereto have caused their duly authorized representatives to execute three (3) original counterparts of this AGREEMENT, each of which is of equal dignity.

THE UNIVERSITY OF TEXAS		OHIO STATE UNIVERSITY RESEARCH
MD ANDERSON CANCER CENTER		FOUNDATION

By:	/s/ David J. Bachrach	By:	/s/ [Illegible] K. Meadow
	David J. Bachrach	Name:
	Executive Vice President	Title:
for Administration and Finance

APPROVED AS TO CONTENT

By:	/s/ William Doty
	William Doty		.
Director, Technology Development

BOARD OF REGENTS OF THE
UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Michael E. Patrick
Michael E. Patrick
Executive Vice Chancellor
for Asset Management

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Exhibit II

SUBLICENSE AGREEMENT

THIS AGREEMENT is made by and between the Ohio State University Research Foundation (“OSURF”) whose address is 1314 Kinnear Road, Columbus, Ohio 43212- 1194 and BOARD OF REGENTS (“BOARD”) OF THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, and The University of Texas M.D. Anderson Cancer Center, a component Institution of the SYSTEM (“SUBLICENSEE”).

WITNESSETH

Whereas OSURF is the exclusive licensee, under license agreements between OSURF and the United States Department of Health and Human Services (“DHHS”), to certain Subject Patents which were developed at OSURF in part by Dr. Waldemar Priebe, now an employee of SUBLICENSEE;

Whereas OSURF desires to have the Subject Patents developed and used for the benefit of SUBLICENSEE, the inventor, BOARD, and the public; and

Whereas SUBLICENSEE wishes to obtain a sublicense from OSURF to practice and sublicense for commercial development the Subject Patents and any inventions made by Dr. [**] or his co-workers that could only be practiced lawfully by SUBLICENSEE or SUBLICENSEE’s sublicensees with a license under one or more of the Subject Patents;

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the parties hereto agree as follows:

I.

This agreement shall be effective as June 15, 1990, subject to approval by DHHS and BOARD.

II.

OSURF grants to BOARD and SUBLICENSEE a non-exclusive sublicense under the Subject Patents for Dr. [**] and his co-workers to practice the inventions covered by such Subject Patents at SUBLICENSEE for research purposes only, including sponsored research, with the right to sublicense both research/development activities and commercial manufacture, use and/or sale under one or more of such Subject Patents to licensee(s) of any invention(s) made by Dr. [**] or his co-workers at SUBLICENSEE to the extent that such sublicense is reasonably required in order to develop and/or commercialize such invention(s) of Dr. [**] or co-workers, provided that SUBLICENSEE will notify OSURF promptly of the granting of each sublicense under the Subject Patents and will pay to OSURF a royalty of [**] percent [**] of net sales, under a sublicense of Subject Patents granted by BOARD, of product(s) and/or service(s) covered by one or more of Subject Patents. OSURF makes no representations or warranties of any kind with respect to Subject Patents or any results, products, processes, services or uses obtained, made, performed or used in accordance with their teachings. OSURF represents and warrants that it has the right to grant this sublicense pursuant to the terms hereof.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

III.

SUBLICENSEE agrees to use its reasonable best efforts to sublicense through BOARD the Subject Patents, for the purpose of commercial development of the Subject Patents, to Argus Pharmaceuticals, Inc., a corporation organized and doing business under the laws of the State of Texas and having a place of business in The Woodlands, Texas.

IV.

Any product manufactured, imported or sold under authority of this license and covered by any claim of a Subject Patent will be marked with the number of each such patent. Neither BOARD or SUBLICENSEE nor any sublicensee(s) of BOARD or SUBLICENSEE under any Subject Patent(s) will use the name of OSURF or DHHS in connection with promotion or sale of any product(s) or service(s) the manufacture, import, sale or use of which is subject to this license agreement, except with the prior express written approval of OSURF.

V.

This license shall be effective upon Effective Date herein above. This license, and the accrual of sublicense royalties, shall terminate with respect to each of the Subject Patents upon the expiration of such patent. This license may also be terminated by OSURF for material breach of its terms, including termination with respect to any sublicense for failure by SUBLICENSEE to pay royalties owing to OSIJRF with respect to such sublicense within six (6) months of their accrual, upon not less than two months written notice to SUBLICENSEE specifying the grounds for termination, provided that such termination will not be effective if the breach is cured within one month after such notice.

VI.

Subject patents are:

U.S. [**] issued [**]

U.S. [**] issued [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

IN WITNESS WHEREOF, parties hereto have caused their duly authorized representatives to execute three (3) original counterparts of this AGREEMENT, each of which is of equal dignity.

THE UNIVERSITY OF TEXAS		OHIO STATE UNIVERSITY RESEARCH
MD ANDERSON CANCER CENTER		FOUNDATION

By:	/s/ David J. Bachrach	By:	/s/ John W. Tipka
	David J. Bachrach		John W. Tipka
	Executive Vice President		Acting Director
	for Administration and Finance		Sponsored Programs Administration

APPROVED AS TO CONTENT

By:	/s/ William Doty
	William Doty		.
Director, Technology Development

BOARD OF REGENTS OF THE
UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Michael E. Patrick
Michael E. Patrick
Executive Vice Chancellor
for Asset Management

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS

MD ANDERSON

CANCER CENTER

Legal Services (Internal) – 537

Corporate Affairs

Intellectual Property

Risk Management

Telephone: (713) 794-4000

FAX (713) 799-8801

VIA FAX

February 10, 1993

Mr. David M. Leech

President and CEO

Argus Pharmaceuticals. Inc.

3400 Research Forest Drive

The Woodlands, Texas 77381

Dear Mr. Leech:

Upon review of the present status of the Exclusive License Agreement dated July 1, 1988, between the Board of Regents of the University of Texas System, The University of Texas M.D. Anderson Cancer Center, and Argus Pharmaceuticals, Inc., the issued United States patents, pending patent applications, and foreign patents and patent applications described in the schedule attached hereto (dated February 8, 1993) are included in the Exclusive License Agreement.

Sincerely,

/s/ Matthew Burr
Matthew Burr, J.D.
Internal Legal Services
Intellectual Property

Attachment

cc: William Doty
Cheryl McCants
Donna Gilberg
Dudley Dobie, Esq.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D.ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. page 1

ID #: ACC: [**]	[**]		Serial #: [**]	Filed: [**]		Status: ALD [**]
Parent 4’:		Patent #’:	Issued:		Last Action: FEE PAID [**]
AKA#:		Tax Date:				Action 1:
Outside Counsel: KDG Their Ref: USTC:044			Federal Grant #: [**]		Action2:

Assignee: University of Texas System			Licensee: Argus
Inventor1: [**]	Inventor2: [**].		Inventor3: [**]
Inventor4:			Inventor5:		Inventor6:
Inventor7:
Title: [**] (As Amended)

ID #: UTMDACC; [**]	[**]		Serial #: [**]	Filed: [**]	Status: EXPIRES [**]
Parent #:			Patent #: [**] Issued: [**]	Last Action: NATIONAL [**]
AKA #				Tax Date: [**]		Action1:
Outside Counsel: KDG Their Ref: UTSC: 048			Federal Grant #: [**]		Action2: WORKING [**]
Assignee:			Licensee: Argus
Inventor1: [**]		Inventor2: [**]		Inventor3: [**]
Inventor4: [**]	Inventor5:			Inventor6:
Inventor7:
Title: [**]

ID #: UTHDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: PUBLISHED [**]
Parent #:		Patent #:	Issued: Last Action
AKA#:			Tax Date:	Action1: REQ EXAM [**]
Outside Counsel; KDG Their Ref: UTSC:048		Federal Grant #: [**]	Action2:
Assignee: Licensee: Argus
Inventor1: [**]	Inventor2: [**]	Inventor3: [**]
Inventor4: [**]	Inventor5:		Inventor6:
Inventor7;
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D.ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 2

ID #: UTHDACC: [**]	[**]		Serial #: [**]	Filed: [**]		Status: EXPIRES [**]
Parent #:		Patent #: [**]		Issued: [**]	Last Action:
AKA#:				Tax Date: [**]		Action1:
Outside Counsel: KUG Their Ref: UTSC:048			Federal Grant #: [**]			Action2:
Assignee:		Licensee: Argus
Inventor1: [**]	.	Inventor2: [**]	.	Inventor3: [**]
Inventor4: [**].			Inventor5:		Inventor6:
Inventor7:
Title: [**]

ID #: UTHDACC: [**]	[**]		Serial #: [**]		Filed: [**]	Status: EXPIRES [**]
Parent #:		Patent #: [**]		Issued: [**]	Last Action:
AKA#:				Tax Date: [**]		Action1:
Outside Counsel: KDG Their Ref: UTSC:053			Federal Grant #:			Action2:
Assignee:		Licensee: Argus
Inventor1: [**]	Inventor2: [**]		Inventor3: [**]
Inventor4:			Inventor5:		Inventor6:
Inventor1:
Title: [**]

ID #: UTHDACC: [**]	[**]		Serial #: [**]	Filed: [**]		Status: PUBLISHED
Parent #:		Patent#: [**]		Issued: [**]	Last Action: FEE PAID [**]
				Tax Date: [**]		Action1:
Outside Counsel: KDG Their Ref: UTSC:053			Federal Grant #:			Action2:
Assignee:		Licensee: Argus
Inventor1 [**].		Inventor2: [**]	Inventor3: [**]
Inventor4:			Inventor5:		Inventor6:
Inventor7:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D.ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 3

ID I: UTMDACC: [**]	[**]		Serial #: [**]	Filed: [**]	Status: PENDING
Parent #I:		Patent #:	Issued:	Last Action:
AKA#:		Tax Date:			Action1: REQ EXAM [**]
Outside Counsel: KDG	Their Ref: UTSC:053			Federal Grant #:	Action2:
Assignee:		Licensee: Argus
Inventor1: [**]		Inventor2: [**]		Inventor3: [**]
Inventor4:		Inventor5:		Inventor6:
Inventor7:

Title: [**]

ID: UTMDACC: [**]	[**].	Serial # [**]		Filed: [**]	Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: [**]	Last Action:
		Tax Date: [**]		Action1:
Outside Counsel: KDG	Their Ref: UTSC: 053			Federal Grant #:	Action2:
Assignee:		Licensee: Argus
Inventor1: [**]		Inventor2: [**] .		Inventor3: [**]
Inventor4:	.	Inventor5:		Inventor6:
Inventor7:

Title: [**]

ID #: UTMDACC: [**]	[**]	Serial #: [**]		Filed: [**]	Status: EXPIRES [**]
Parent #		Patent #: [**]	Issued:		Last Action:
AKA#:		Tax Date: [**]			Action1:
Outside Counsel: KDG	Their Ref: UTSC:054	Federal Grant #: [**]			Action2:
Assignee:		Licensee: Argus
Inventor1: [**].		Inventor2:		Inventor3:
Inventor4:		Inventor5:		Inventor6:]
Inventor7:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D.ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 4

ID #: UTHDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: [**] Last Action:
AKA#:			Tax Date: [**]	Action1:
Outside Counsel: KDG Their Ref: UTSC:054			Federal Grant #: [**]	Action2; WORKING [**]
Assignee:		Licensee: Argus
Inventor1: [**]	Inventor2:		Inventor3:
Inventor4:		Inventor5:	Inventor6:
Inventor7:
Title: [**]

ID #: UTHDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: PENDING
Parent #:		Patent #:	Issued: Last Action:
AKA#:			Tax Date:	Action1: RfX2 EXAM [**]
Outside Counsel: KDG Their Ref: UTSC:054			Federal Grant #: [**]	Action2:
Assignee:		Licensee: Argus
Inventor1: [**].		Inventor2:	Inventor3:
Inventor4:		Inventor5:	Inventor6:
Inventor7:
Title: [**]

ID #: UTHDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: [**] Last Action:
			Tax Date: [**]	Action1:
Outside Counsel: KX Their Ref: UTSC:054			Federal Grant #: [**]	Action2:
Assignee:		Licensee: Argus
Inventor1: [**].		Inventor2:	Inventor3:
Inventor4:		Inventor5:	Inventor6:
Inventor7:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D.ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 5

ID #; UTHDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: Last Action:
			Tax Date: [**]	Action1:
Outside Counsel: KDG Their Ref: UTSC:056			Federal Grant #: [**]	Action2: REQ EXAM [**]
Assignee:		Licensee: Argus
Inventor1: [**]		Inventor2: [**]	Inventor3: [**]
Inventor4: [**]	Inventor5:		Inventor6:
Inventor7:
Title: [**]

ID #; UTHDACC: [**]	Serial #: [**]		Filed: [**]	Status: PUBLISHED [**]
Parent #:		Patent #: [**]	Issued: Last Action: RESPOND OA [**]
			Tax Date: [**]	Action1:
Outside Counsel: KDG Their Ref; UTSC:056			Federal Grant #: [**]	Action2:
Assignee:		Licensee: Argus
Inventorl: [**]		Inventor2; [**]	Inventor3: [**]
Inventor4: [**		Inventor5;	Inventor6:
Inventor7:
Title: [**]

ID #: UTHDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: PENDING
Parent #:		Patent #:	Issued: Last Action:
AKA#:			Tax Date;	Action1: REQ EXAM [**]
Outside Counsel: KDG Their Ref: UTSC:056 F			Federal Grant #: [**]	Action2:
Assignee:		Licensee: Argus
Inventor1: [**]		Inventor2; [**]	Inventor3: [**]
Inventor4: [**]	Inventor5:		Inventor6:
Inventor7:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS ANDERSON CANCER CENTER

2/08/ 93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 6

ID #: UTHDACC; [**]	[**]	Serial #: [**]	Filed: [**]		Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: [**] Last Action:
AKA#:			Tax Date: [**]		Action1:
Outside Counsel: KDG Their Ref: UTSC:056			Federal Grant #: [**]		Action2:
Assignee:	Licensee: Argus
Inventor1: [**]		Inventor2: [**]	Inventor3:	[**]
Inventor4: [**]		Inventor5:	Inventor6:
Inventor7:
Title: [**]

ID #: UTMBACC: [**]	[**]	Serial #: [**]	Filed: [**]		Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: [**]		Last Action:
AKA#:				Tax Date: [**]	Action1: WORKING [**]
Outside Counsel: KDG Their Ref: UTSC:061 Federal Grant If:					Action2:
Assignee:	Licensee: Argus
Inventor1: [**]		Inventor2: [**]		Inventor3:
Inventor4:	Inventor5:	Inventor6:
Inventor7:
Title: [**]

ID #: UTMDACC: [**]	[**]	Serial #: [**]	Filed: [**]		Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: Last Action: NATIONAL [**])
			Tax Date: [**]		Action1: WORKING [**]
Outside Counsel: XDG Their Ref: UTSC:061 Federal Grant #:					Action2:
Assignee:	Licensee: Argus
Inventor1: [**]		Inventor2: [**]		Inventor3:
Inventor4:	Inventor5:	Inventor6:
Inventor1:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D.ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 7

ID #: UTMDACC: [**]	[**]	Serial #: [**]	Filed: [**]		Status:
PENDING
Parent #:		Patent #: Issued: Last Action:
AKA#:			Tax Date:		Action1: REQ EXAM [**]
Outside Counsel: KDG Their Ref: UTSC:061			Federal Grant #:		Action2:
Assignee:		Licensee: Argus
Inventor1: [[**]		Inventor2: [**] Inventor3:
Inventor4:		Inventor5:		Inventor6:
Inventor1:
Title: [**]

ID #: UTMDACC: [**] [**]		Serial #: [**]	Filed: [**]		Status: EXPIRES [**]
Parent #:		Patent I: [**]	Issued: [**] Last Action:
AKA#:			Tax Date: [**]		Action1:
Outside Counsel: KDG Their Ref: UTSC:061			Federal Grant #:		Action2:
Assignee:		Licensee: Argus
Inventor1: [**]		Inventor2: [**]	Inventor3:
Inventor4:		Inventor5:		Inventor6:
Inventor1:
Title: [**]

ID #: UTMDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: EXPIRES
Parent #:		Patent #: [**]	Issued: [**] Last Action:
			Tax Date: [**]		Action1:
Outside Counsel: KDG Their Ref: UTSC:062			Federal Grant #:		Action2: WORKING [**]
Assignee:		Licensee: Argus
Inventor1: [**]	Inventor2: [**]	Inventor3: [**]
Inventor4:		Inventor5:		Inventor6:
Inventor7:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 8

ID #: UTMDACC: [**] [**]		Serial #: [**]	Filed: [**]	Status: EXPIRES
Parent #:	Patent #: [**]	Issued: [**]	Last Action:
	Tax Date: [**]			Action1:
Outside Counsel: KDG Their Ref: UTSC:062 Federal Grant #:		Federal Grant #: [**]		Action2:
Assignee:		Licensee: Argus
Inventor1: [**]	Inventor2: [**] Inventor3: [**]
Inventor4:		Inventor5:	Inventor6:
Inventor7:

Title: [**]

ID #: UTMDACC: [**] [**]		Serial #: [**]	Filed: [**]	Status: EXPIRES [**]
Parent #:	Patent #: [**] Issued:	Last Action	:
AXA#	Date:			Action1:
Outside Counsel: KDG Their Ref: UTSC:064		Federal Grant #:		Action2: WORKING [**]
Assignee:		Licensee: Argus
Inventor1: [**] Inventor2: [**]		Inventor3:
Inventor4:		Inventor5:	Inventor6:
Inventor7:

Title: [**]

ID #: UTMDACC: [**] [**]		Serial #: [**]	Filed: [**]	Status: PENDING
Parent #:	Patent #:	Issued:	Last Action:
AKA#1:	Tax Date:			Action1: REQ EXAM [**]
	Outside Counsel: KDG Their Ref: UTSC: 064	Federal Grant #:		Action2:
	Assignee:	Licensee: Argus
	Inventor1: [**] Inventor2: [**]	Inventor3:
	Inventor4:	Inventor5:		Inventor6:
Inventor7:

Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 9

ID #: UTMDACC: [**]	[**] CON		Serial #: [**]	Filed: [**]	Status: EXPIRES [**]
Parent #: [**]	[**]		Patent #: [**]	Issued: [**] Last Action:
AKA#:		Tax Date: [**]			Action1:
Outside Counsel: FOG Their Ref: UTSC:150 Federal Grant if: Action2:
Assignee: Licensee: Argus
Inventor1: [**]		Inventor2: [**]		Inventor3:
Inventor4:		Inventor5:		Inventor6:
Inventor7:
Title: [**]

ID #: UTMDACC: [**]	[**]	Serial #: [**]	Filed: [**]	Status: PENDING
Parent /1:	Patent #:	Issued:	Last Action:	RESPOND OA [**]
AKA#: IDR9O-018		Tax Date:			Action1:
Outside Counsel: KDG Their Ref: UTSC:190 Federal Grant #:					Action2: NATIONAL [**]
Assignee: University of Texas/Argus		Licensee: Argus
Inventor1: [**]		Inventor2: [**]	Inventor3: [**]
Inventor4:		Inventor5:		Inventor6:
Inventor7:
Title: [**]

ID #: UTMDACC[**]	[**]	Serial #: [**]	Filed: [**]		Status: EXPIRES [**]
Parent #:		Patent #: [**]	Issued: [**]	Last Action:
AKA#: IDR9O-018		Tax Date:[**]			Action1:
Outside Counsel: KDG Their Ref: UTSC:190 Federal Grant #:					Action2:
Assignee: University of Texas/Argus Licensee: Argus
Inventor1: [**]		Inventor2: [**]	Inventor3: [**]
Inventor4:		Inventor5:		Inventor6:
Inventor7:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF T(AS ANDERSON CANCER CENTER

2/08/93 ‘PATENTS/APPLICATIONS LICENSED iv ARGUS PHARMACEUTICALS, INC. Page 10

ID #: UTMDACC: [**] [**]		Serial #: [**]	Filed: [**]	Status: PENDING
Parent #: [**] [**]	Patent #: Issued:	Last Action: RESPOND OA [**]
AKA#: IDR9O-017	Tax Date:			Action1:
	Outside Counsel: KDG Their Ref: UTSC:191	Federal Grant #: [**]		Action2: NATIONAL [**]
	Assignee: University of Texas System/NIH	Licensee: Argus/Squibb+
	Inventor1: [**] Inventor2: [**]	Inventor3: [**]
	Inventor4:	Inventor5:	Inventor6:
Inventor7:

Title: [**]

ID #: UTMDACC: [**] [**]		Serial #: [**]	Filed: [**]	Status: PUBLISHED [**]
Parent #:	Patent #:	Issued Last:		Action: RESPOND WO [**]
AKA#: IDR9O-030	Tax Date:			Action1:
	Outside Counsel: KDG Their Ref: UTSC:208	Federal Grant #: [**]		Action2: NATIONAL [**]
	Assignee: University of Texas System	Licensee: Argus
	Inventor1: [**] Inventor2: [**]	Inventor3: [**]
	Inventor4:	Inventor5:	Inventor6:
Inveritor7:
Title: [**]

ID #: UTMDACC [**] [**]		Serial #: [**]	Filed: [**]	Status: PENDING
Parent #: [**] [**]	Patent #: Issued:	Last Action:
	Tax Date:			Action1: CHII [**]
	Outside Counsel: KDG Their Ref: UTSC:246	Federal Grant #: [**]		Action2: NATIONAL [**]
	Assignee: University of Texas/Argus	Licensee: Argus
	Inventor1: [**]	Inventor2: [**]	Inventor3: [**]
	Inventor4: [**]	Inventor5: [**]	Inventor6:
Inventor7;

Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED TO ARGUS PHARMACEUTICALS, INC. Page 11

ID #: UTMDACC: [**]	[**]	CIP	Serial #: [**]	Filed: [**]		Status: PENDING
Parent II: [**] [**]	Patent #:		Issued: Last Action: FORG FILE [**]
AKAI:		Tax Date:				Action1:
Outside Counsel: KDG Their Ref: UTSC:246		Federal Grant #:				Action2:
Assignee: University of Texas/Argus		Licensee: Argus
Inventor1: [**]		Inventor2: [**]		Inventor3:	[**]
Inventor4: [**]		Inventor5: [**]	Inventor6:
Inventor7:
Title: [**]

ID #: UTMDACC: [**]	[**]	CON	Serial #: [**]	Filed: [**]	Status: PENDING
Parent #; [**] [**]		Patent #/: Issued:	Last Action:
AXA#:		Tax Date:			Action#: RESP OA [**]
Outside Counsel: KDG Their Ref: UTSC:301			Federal Grant #: [**]		Action2:
Assignee: University of Texas System/NIH			Licensee: Argus/Squibb+
Inventorl: [**]		Inventor2: [**]		Inventor3: [**]
Inventor4:	Inventor5:	Inventor6:
Inventorl:
Title:[**]

ID #: UTMDACC: [**]	[**]	CON	Serial #: [**]	Filed: [**]		Status: PENDING
Parent #: [**] [**]		Patent #: Issued:	Last Action: RESPOND OA [**]
AKA#:		Tax Date:				Action1:
Outside Counsel: KDG Their Ref: UTSC:302		Federal Grant #:				Action2:
Assignee: University of Texas/Argus		Licensee: Argus
Inventor1: [**]		Inventor2: [**]		Inventor3:	[**]
Inventor4:		Inventor5:		Inventor6:
Inventor7:
Title: [**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

- THE UNIVERSITY OF TEXAS ANDERSON CANCER CENTER

2/08/93 PATENTS/APPLICATIONS LICENSED O ARGUS PHARMACEUTICALS, INC. Page 12

ID #: UTMDACC: [**]	[**]	Serial #: [**]	Filed[**]	Status: PENDING
Parent #: [**] [**]	Patent #: Issued:	Last Action: RESPOND OA [**]
	Tax Date:			Action1:
Outside Counsel: DLN Their Ref: UTSC:306		Federal Grant #: [**]		Action2: FORG FILE [**]
Assignee: University of Texas System		Licensee: Argus
Inventor1: [**]	Inventor2: [**]	Inventor3: [**]
Inventor4:	Inventor5:		Inventor6:
Inventor1:
Title: [**]

ID #: UTMDACC: [**]	[**]	Serial #:	Filed: [**]	Status: FILED
Parent #:		Patent #: Issued:	Last Action:
AKA#: 1DR93:015		Tax Date:		Action1:
Outside Counsel: KDG Their Ref: UTSC;332		Federal Grant #:		Action2:
Assignee:	Licensee: Argus
Inventor1: [**]	Inventor2: [**]	Inventor3: [**]
Inventor4:	Inventor5:		Inventor6:
Inventor7:
Title:[**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Patents Sublicensed to Argus Pharmaceuticals, Inc. Subject to Agreements Between The University of Texas M.D. Anderson Cancer Center and Ohio State University Research Foundation:

1.	[**] U.S. Patent [**], Filed [**].

2.	[**], U.S. Patent No. [**], Filed [**].

3.	[**], U.S. Patent No. [**]. Filed [**].

4.	[**], U.S. Patent No. [**]. Filed [**].

5.	[**], U.S. Patent No. [**]. Filed [**].

6.	[**], U.S. Patent No. [**]. Filed [**].

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

AMENDMENT NO. 3

TO THE

EXCLUSIVE LICENSE AGREEMENT

This is AMENDMENT NO. 3, effective this 9 day of December, 1993 (“Effective Date”), to the Exclusive License Agreement dated the first day of July, 1988 (hereinafter referred to as the “Agreement”), between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as “UTMDACC”), located at Houston, Texas, and which is a component institution of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as “SYSTEM”) which is governed by a BOARD OF REGENTS (hereinafter referred to as “BOARD”) and Argus Pharmaceuticals Inc., located at 3400 Research Forest Drive, The Woodlands, Texas, 77381 (hereinafter referred to as “Argus”).

RECITATIONS

A.	BOARD is the owner of the patent and technology rights of the U.S. Patent Application entitled “[**], SN , invented by [**], filed [**], (UTMDACC Ref: [**]) (the “Invention”), developed at the UTMDACC, which Invention relates to formulations of liposomal methyiphosphonate oligonucleotides and their use in the treatment of cancer.

B.	Argus is a pharmaceutical company interested in the development and commercialization of lipophilic compounds with medicinal potential, to which end Argus and UTMDACC entered into a Research and Development Contract (“R&D Contract”) which is incorporated into the Agreement, and Argus wishes to obtain exclusive rights to the Invention.

C.	BOARD wishes to grant Argus exclusive rights to the Invention to promote its practical development for the benefit of the UTMDACC’s patients and for the benefit of the people of the state of Texas.

D.	The Invention is “Related Technology” under the Agreement (although Argus funding in support of the research resulting in the Invention is attributable to the Discretionary Account provided under the R&D Contract); therefore the Invention is licensed to Argus under this Amendment No. 3 to the Agreement.

E.	The Agreement, Amendment No. 1, and Amendment No. 2 thereto are not otherwise modified except as set forth in this Amendment No. 3. The definitions set forth in the Agreement, Amendment No. 1, and Amendment No. 2 shall apply in this Amendment No. 3 except to the extent that a definition herein is specific to this Amendment No. 3.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Amendment No. 3

NOW, THEREFORE, in consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

1. The Agreement is amended to include within the Grant of Rights at Article II (A) BOARD’S rights in the Invention and information or discoveries covered by patents and/or patent applications relating thereto, whether domestic or foreign, and all divisionals, continuations, reissues, reexaminations or extensions thereof, and any letters patent that issue thereon. The Grant of Rights shall also include BOARD’s undivided interest in any patent applications that may be filed, or patents issuing therefrom, owned jointly by Argus and BOARD relating to the invention.

2. Argus shall pay UTMDACC the royalties specified in the Agreement on Net Sales of Products from the Invention, the same as if the Invention had been originally included in the Agreement, and the royalties shall not be reduced in the event of joint invention or ownership by Argus and UTMDACC or BOARD of any subsequent patent applications or patents related to the Invention.

3. Argus shall reimburse UTMDACC for all outstanding (unreimbursed) patent expenses related to the Invention as of the Effective Date of this Amendment No. 3. Argus shall further reimburse UTMDACC for all continuing patent expenses for the Invention for the term of this Amendment No. 3, pursuant to invoicing by UTMDACC.

4. Argus shall use reasonable best efforts to diligently commercialize the Inventions and obtain all required legal and regulatory approvals for Products from the Inventions.

5. The UTMDACC shall have the first option, subject to its own internal review and approval, to perform clinical trials of Products from the Inventions, and to perform other appropriate research on the Inventions that is not conducted by Argus itself.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Amendment No. 3

OTHERWISE, the terms and provisions of the original Agreement, Amendment No. 1 and Amendment No. 2 thereto shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this Amendment No. 3 and the License Agreement, the terms and conditions of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed three (3) original counterparts of this Amendment No. 3, each of which is of equal dignity and effective as of the date first hereinabove written.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER		BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By:	/s/ David J. Bachrach	By:	/s/ Ray Farabee
	David J. Bachrach		Ray Farabee
	Executive Vice President For Administration and Finance		Vice Chancellor and General Counsel

APPROVED AS TO CONTENT

By:	/s/ William J. Doty	By:	/s/ Dudley R. Dobie, Jr.
	William J. Doty		Dudley R. Dobie, Jr.
	Director, Technology Development		Manager, Intellectual Property

Argus Pharmaceuticals, Inc.

By:	/s/ David Leech
David Leech
President

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

AMENDMENT NO. 5

TO THE

EXCLUSIVE LICENSE AGREEMENT

This is AMENDMENT NO. 5, effective this 9th day of August, 1994 (“Effective Date”), to the Exclusive License Agreement dated the first day of July, 1988 (hereinafter referred to as the “Agreement”), between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as “UTMDACC”), located at Houston, Texas, and which is a component institution of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as “SYSTEM”) which is governed by a BOARD OF REGENTS (hereinafter referred to as “BOARD”) and Argus Pharmaceuticals Inc., located at 3400 Research Forest Drive, The Woodlands, Texas, 77381 (hereinafter referred to as “Argus”).

RECITATIONS

A.	BOARD is the owner of the patent and technology rights of the invention entitled [**] invented by Dr. [**] (UTMDACC Ref: UTSC: [**]) (the “Invention”), developed at the UTMDACC, which Invention relates to the novel composition and method of preparing preliposome lyophilizates and their use in improving the characteristics of liposomal suspensions.

B.	Argus is a pharmaceutical company interested in the development and commercialization of lipophilic compounds with medicinal potential, to which end Argus and UTMDACC entered into a Research and Development Contract (“R&D Contract”) which is incorporated into the Agreement, and Argus wishes to obtain exclusive rights to the Invention.

C.	BOARD wishes to grant Argus exclusive rights to the Invention to promote its practical development for the benefit of the UTMDACC’s patients and for the benefit of the people of the state of Texas.

D.	The Invention is “Related Technology” under the Agreement (although Argus funding in support of the research resulting in the Invention is attributable to the Discretionary Account provided under the R&D Contract); therefore the Invention is licensed to Argus under this Amendment No. 4 to the Agreement.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Amendment No. 5

E.	The Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, thereto are not otherwise modified except as set forth in this Amendment No. 4. The definitions set forth in the Agreement, Amendment No. 1, Amendment No. 2 , and Amendment No. 3, shall apply in this Amendment No. 5 except to the extent that a definition herein is specific to this Amendment No. 5.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

1.	The Agreement is amended to include within the Grant of Rights at Article II (A) BOARD’S rights in the Invention and information or discoveries covered by patents and/or patent applications relating thereto, whether domestic or foreign, and all divisionals, continuations, reissues, reexaminations or extensions thereof, and any letters patent that issue thereon. The Grant of Rights shall also include BOAR D’s undivided interest in any patent applications that may be filed, or patents issuing therefrom, owned jointly by Argus and BOARD relating to the invention.

2.	Argus shall pay UTMDACC the royalties specified in the Agreement on Net Sales of Products from the Invention, the same as if the Invention had been originally included in the Agreement, and the royalties shall not be reduced in the event of joint invention or ownership by Argus and UTMDACC or BOARD of any subsequent patent applications or patents related to the Invention.

3.	Argus shall reimburse UTMDACC for all outstanding (unreimbursed) patent expenses related to the Invention as of the Effective Date of this Amendment No. 5. Argus shall further reimburse UTMDACC for all continuing patent expenses for the Invention for the term of this Amendment No. 5, pursuant to invoicing by UTMDACC.

4.	Argus shall use reasonable best efforts to diligently commercialize the Inventions and obtain all required legal and regulatory approvals for Products from the Inventions.

5.	The UTMDACC shall have the first option, subject to its own internal review and approval, to perform clinical trials of Products from the Inventions, and to perform other appropriate research on the Inventions that is not conducted by Argus itself.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Amendment No. 5

OTHERWISE, the terms and provisions of the original Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, thereto shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this Amendment No. 5 and the License Agreement, the terms and conditions of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed three (3) original counterparts of this Amendment No. 5, each of which is of equal dignity and effective as of the date first hereinabove written.

THE UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER		BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By:	/s/ David J. Bachrach	By:	/s/ Ray Farabee
	David J. Bachrach		Ray Farabee
	Executive Vice President for Administration and Finance		Vice Chancellor and General Councel

APPROVED AS TO CONTENT		APPROVED AS TO FORM

By:	/s/ William Doty	By:	/s/ Dudley R. Dobie, Jr.
	William Doty		Dudley R. Dobie, Jr.
	Director, Technology Development		Manager, Intellectual Property

Argus Pharmaceuticals, Inc.

By:	/s/ David Leech
David Leech
President

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

AMENDMENT NO.6 TO THE

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This AMENDMENT NO. 6 effective this 10th day of August , 2004 (“AMENDMENT NO. 6 EFFECTIVE DATE”) to the ORIGINAL LICENSE as defined below, is made by and between the BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (hereafter “UTMDACC”), a component institution of SYSTEM, and ARONEX PHARMACEUTICALS, INC., a Delaware corporation having a principal place of business located at 3 Forbes Road, Lexington, Massachusetts 02421 (“LICENSEE”), a wholly owned subsidiary of ANTIGENICS INC., a Delaware corporation. BOARD and LICENSEE may be referred to hereafter collectively as the “PARTIES.”

RECITALS

A.	BOARD and ARGUS PHARMACEUTICALS, INC., executed an Exclusive License Agreement dated effective as of July 22, 1988 (such Exclusive License Agreement, as amended, referred to herein as the “ORIGINAL LICENSE”);

B.	LICENSEE is the successor in interest to ARGUS PHARMACEUTICALS, INC.;

C.	The PARTIES have reached an agreement to return rights to certain technologies to BOARD (“RETURNED TECHNOLOGY,” as defined below);

D.	The PARTIES have further agreed that LICENSEE will provide certain information relating to the RETURNED TECHNOLOGY to UTMDACC;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

AMENDED TERMS

1.	Schedule Ito the ORIGINAL LICENSE is hereby amended to exclude the RETURNED TECHNOLOGY (as defined below). The amended Schedule I is attached hereto.

2.	Paragraph lB. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

B.	The term “Licensed Subject Matter” shall mean the subject matter of the patents and patent applications listed on Schedule I, together with any invention, discovery, know-how, process, procedure, method, protocol, formula, technique, software, design, drawing, data, devices, specifications, sketches or other technical information directed thereto conceived, discovered, or reduced to practice by the Researchers/Inventors, as of the date hereof (July 22, 1988), irrespective of whether other persons jointly participate in such conception, discovery or reduction to practice, and Related Technology (as defined in Paragraph I. C. herein) to be conceived, discovered, or reduced to practice as the result of funding provided under LICENSEE’s sponsored research program, as provided in the Research and Development Contract (“R & D Contract”)

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

between LICENSEE and UTMDACC, attached hereto as Exhibit I and incorporated herein, and all processes, compositions, uses and Products resulting therefrom, and other subject matter that was Licensed Subject Matter under the ORIGINAL LICENSE (including amendments thereto); provided that, notwithstanding the foregoing, the term “Licensed Subject Matter” shall not include any RETURNED TECHNOLOGY.

3.	Paragraph I.C. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

C.	The term “Related Technology” when used herein shall mean any invention, discovery, know-how, trade secret, or technical information conceived, discovered, or reduced to practice as the result of funding under and during the term of the R & D Contract. Notwithstanding the foregoing, the term “Related Technology” shall not include any invention, discovery, know-how, trade secret, or technical information directed to or encompassing any RETURNED TECHNOLOGY.

4.	Paragraph I.D. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

D.	The term “BOARD Patent Rights,” when used herein, shall mean those United States and foreign patents and patent applications or prospective patent applications, which relate to the Licensed Subject Matter (as defined in Paragraph I. B. herein), any technology that is an infringement thereof (except as provided in Paragraph 5.5 of the R & D Contract), and Improvements (as defined in Paragraph I. L. herein) that are the subject of any patent or patent application, in which BOARD now has or in the future acquires any interest during the term of this Agreement or during the term and arising as a result of the R & D Contract. The term “BOARD Patent Rights” shall not include patents, patent applications or prospective applications directed to any RETURNED TECHNOLOGY.

5.	Paragraph I. E. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

E.	The term “BOARD Technical Information,” when used herein, shall mean all Licensed Subject Matter and all Improvements that are not subsumed within the BOARD Patent Rights. The term “BOARD Technical Information” shall not include any RETURNED TECHNOLOGY.

6.	Paragraph I.L. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

L.	The term “Improvement” where used herein means any change or modification to the Licensed Subject Matter, and any compositions, Products and uses resulting therefrom (together with all other patents and patent applications, including any division, continuation, continuation-in-part or reissue thereof, or substitute therefor and the patents that may issue from such changes or modifications), conceived, discovered, or reduced to practice, in whole or in part by the Researchers/Inventors, irrespective of whether other persons jointly participate in such conception, discovery or reduction to practice, to the extent that such change or modification relates to the Licensed Subject Matter. The term “Improvement” shall not include any RETURNED TECHNOLOGY.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

7.	New Paragraph I.M. shall be added to the ORIGINAL LICENSE as follows:

M.	The term “RETURNED TECHNOLOGY” shall mean LICENSEE’s rights, including BOARD PATENT RIGHTS and rights in BOARD TECHNICAL INFORMATION, in and to the subject matter listed on Schedule II (attached to this AMENDMENT NO. 6) and any U.S. or foreign patents, patent applications (including divisionals, continuations, reissues, reexaminations or extensions thereof) and other intellectual property directed thereto.

8.	New Paragraph II. G. shall be added to the ORIGINAL LICENSE as follows:

G.	In addition to its rights as set forth in the R&D Contract and elsewhere in this Agreement, UTMDACC and BOARD further reserve the right to use (but not to transfer to third parties) LICENSED SUBJECT MATTER solely for noncommercial research, teaching, patient care at The University of Texas facilities, including UTMDACC facilities, and other non-commercial educationally-related purposes. Notwithstanding any provisions to the contrary in Article VIII or elsewhere in the Agreement, UTMDACC and BOARD reserve the right to publish the general scientific findings from research related to LICENSED SUBJECT MATTER, with due regard for the protection of LICENSEE’s confidential information as follows. UTMDACC will submit the manuscript of any proposed publication to LICENSEE at least [**] days before publication, and LICENSEE shall have the right to review and comment upon the publication in order to protect LICENSEE’s confidential information. Upon LICENSEE’s request, publication may be delayed up to [**] additional days to enable LICENSEE to secure adequate intellectual property protection of LICENSEE’s confidential information or other intellectual property that would otherwise be affected by the publication.

9.	New Paragraph II.H. shall be added to the ORIGINAL LICENSE as follows:

H.	It is expressly understood and agreed that the Grant of Rights set forth in Paragraphs II.A. and II.B. above shall not include the RETURNED TECHNOLOGY.

10.	New Paragraph II.J. shall be added to the ORIGINAL LICENSE as follows:

J.	1. Through a computer search of its file system database in 2003, LICENSEE has identified approximately 526 boxes of documents (the “Documents”) that, based on the labels on the boxes, appear to relate to the RETURNED TECHNOLOGY. Promptly after execution of this Amendment, LICENSEE shall send the Documents to UTMDACC. UTMDACC shall pay the costs of shipping the documents. The Documents that relate to the RETURNED TECHNOLOGY shall be referred to as “Returned Technology Information.”

2. BOARD and UTMDACC shall maintain the Returned Technology Information in confidence and shall not disclose it to third parties, except that BOARD and

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

UTMDACC may disclose Returned Technology Information: (a) when required by applicable laws, provided that BOARD or UTMDACC provides LICENSEE with prior written notice of such disclosure and affords LICENSEE a reasonable opportunity to obtain a protective order; and (b) as needed or required in connection with the securing of necessary governmental authorization for BOARD, UTMDACC, their licensees or sublicensees to manufacture, use, sell, or offer to sell products using the RETURNED TECHNOLOGY, provided that any such disclosure by BOARD or UTMDACC shall be made in accordance with applicable legal requirements, including, without limitation, requirements related to confidentiality of health-related information. This obligation to maintain Returned Technology Information in confidence shall not apply to information that: (i) was in the public domain at the time of disclosure; (ii) later became part of the public domain through no act or omission of UTMDACC or BOARD, their employees, agents, successors, or assigns; (iii) UTMDACC or BOARD can show was in its possession at the time of disclosure and which was not acquired, directly or indirectly from LICENSEE; (iv) was lawfully disclosed to UTMDAC or BOARD by a third party having the right to disclose it; (v) was already known by UTMDACC or BOARD at the time of disclosure; or (vi) was independently conceived, discovered, or reduced to practice.

3. To the extent authorized by the Constitution and laws of the State of Texas, UTMDACC and BOARD assume all liability for any claim, loss, cost, damage, fee or expense (“Losses”) arising out of any use or disclosure of the Returned Technology Information by BOARD or UTMDACC. LICENSEE shall not be liable to UTMDACC or BOARD for any claim or demand made by UTMDACC or BOARD, or made against UTMDACC or BOARD by a third party, due to or arising from the use or disclosure of the Returned Technology Information by UTMDACC or BOARD.

4. UTMDACC shall be under no obligation or duty to determine whether or not the Documents relate to RETURNED TECHNOLOGY. However, should UTMDACC determine that certain of the Documents do not relate to the RETURNED TECHNOLOGY, UTMDACC shall notify LICENSEE, and, upon LICENSEE’s request and at LICENSEE’s expense, will return such Documents to LICENSEE. LICENSEE shall pay UTMDACC the costs of shipping the Documents and shall pay reasonable expenses incurred by UTMDACC in segregating out the documents, provided that UTMDACC, in its notice to LICENSEE under the preceding sentence, notified LICENSEE that UTMDACC reasonably expected to incur such expenses and gave the estimated amount of such reasonable expenses.

5. UTMDACC shall maintain the Documents for at least [**] years after the AMENDMENT NO. 6 EFFECTIVE DATE and, upon reasonable written notice and during regular business hours, shall allow LICENSEE full access to the Documents for examination and copying, at LICENSEE’s expense.

6. Notwithstanding any provision herein to the contrary, BOARD and UTMDACC may disclose the Returned Technology Information to third parties that are interested in licensing the RETURNED TECHNOLOGY, provided that such third party agrees in writing to maintain the Returned Technology Information as confidential and only use it for the limited purpose of due diligence review to determine whether to enter into such license. Additionally, BOARD and UTMDACC may disclose Returned Technology Information to a third party that licenses the RETURNED TECHNOLOGY (a “Third Party Licensee”), provided that said third party agrees in writing to the following terms, or such other terms approved in writing by LICENSEE:

A)	to maintain the Returned Technology Information in confidence and not use or disclose it except for the purposes, and subject to the limitations, set forth in subparagraphs II.J.2 (a)-(b) above;

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

B)	to indemnify and hold LICENSEE and its directors, officers, employees, agents and Subsidiaries harmless against any Losses arising out of any use or disclosure of the Returned Technology Information by the Third Party Licensee or by any person or entity to which the Third Party Licensee has disclosed or transferred the Returned Technology Information;

C)	to comply with the requirements set forth in subsection II.J.4 and 5 for any Documents in its possession; and

D)	that LICENSEE is a third party beneficiary of the foregoing provisions II.J.6.(A), (B), and (C) with the authority to enforce the provisions against the Third Party Licensee.

UTMDACC shall provide LICENSEE with a copy of any written agreement referred to in the preceding sentence with a Third Party Licensee. This obligation to maintain Returned Technology Information in confidence shall not apply to information that: (i) was in the public domain at the time of disclosure; (ii) later became part of the public domain through no act or omission of UTMDACC or BOARD, their employees, agents, successors, or assigns; (iii) UTMDACC or BOARD can show was in its possession at the time of disclosure and which was not acquired, directly or indirectly from LICENSEE; (iv) was lawfully disclosed to UTMDAC or BOARD by a third party having the right to disclose it; (v) was already known by UTMDACC or BOARD at the time of disclosure; or (vi) was independently conceived, discovered, or reduced to practice.

7. LICENSEE DOES NOT MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE RETURNED MATERIAL INFORMATION OR RETURNED TECHNOLOGY AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SAFETY OR LAWFULNESS OF USE, ACCURACY, RELIABILITY, OR NONINFRINGEMENT OF THIRD PARTY PATENTS, WITH RESPECT TO THE FOREGOING.

8. In consideration of receiving the Returned Technology Information, UTMDACC hereby agrees to pay to LICENSEE [**] percent [**] of any consideration that BOARD and/or UTMDACC receive as a result of and attributable to licensing or otherwise transferring rights in some or all of the RETURNED TECHOLOGY, including without limitation royalties, license fees, milestone payments, equity, and the fair market value of non-cash considerations (“Returned Technology Consideration”). UTMDACC will maintain records of any Returned Technology Consideration received and will provide a report to LICENSEE within [**] days of the close of each calendar year identifying the amount of Returned Technology Consideration received during that calendar year, on a product-by-product basis, and shall provide payment with said report of LICENSEE’s share of Returned Technology Consideration.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

11. New Paragraph 11.1. shall be added to the ORIGINAL LICENSE as follows:

1. LICENSEE hereby grants to BOARD, for the term of the Agreement, a worldwide, exclusive solely for use in the [**] Field (as defined below), royalty-free license, with right to sublicense for value, the subject matter of U.S. Application No. [**] (MDA[**] CON) and its foreign equivalents (collectively the “Subject Patent”), including the right to manufacture, use, market and/or sell products or services covered by the Subject Patent, and any divisonals, continuations, resissues, reexaminations or extensions thereof. The term “[**] Field” as used herein shall include: (1) compositions containing, as an active ingredient, [**] or related [**] agents, such as those exemplified by [**], its derivatives or analogs; (2) methods of delivering said compositions to a patient, tissue or other target; and (3) methods for manufacturing such compositions. No other rights to the Subject Patent are granted herein by LICENSEE to BOARD.

12. Paragraph VI. E. 3. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

3.	Subject to Paragraph VI.E.2, LICENSEE shall discontinue, and shall cause its Subsidiaries and sublicensees to discontinue, the manufacture, use, marketing and sale of Products. Upon termination, UTMDACC will accept as successors to LICENSEE under this Agreement each of LICENSEE’s sublicensees that, as of the date of termination, is not in material breach of its sublicense; provided that such sublicensee consents in writing to be bound by all of the terms and conditions of this Agreement. Notwithstanding the foregoing, upon termination LICENSEE shall immediately discontinue use of the Names.

13. Paragraph VII.A. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

A.	Any request, notice, report, approval, payment, communication or other document required or permitted under this Agreement will be in writing (except in the case of verbal communications and teleconferences updating either Party as to the status of work hereunder), and will be deemed given (1) when delivered personally; (2) when sent by confirmed facsimile (followed by the actual document sent by commercial express courier specifying next day delivery, with written verification of receipt); (3) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (4) one (1) day after deposit with a commercial express courier specifying next day delivery, with written verification of receipt. All communications will be sent to the address set forth below or such other address as either Party may designate from time to time in accordance with this Paragraph VII.A.

If to UTMDACC:	The University of Texas M. D. Anderson Cancer Center
Office of Technology Commercialization
7515 S. Main, Suite 490, Unit 0510
Houston, TX 77030
ATTENTION: William I. Doty

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

with copy to:	BOARD OF REGENTS
The University of Texas System
201 West 7th Street
Austin, TX 78701
ATTENTION: Office of General Counsel

If to Licensee:	VP, Business Development
c/o Antigenics Inc.
3 Forbes Road
Lexington, MA 02421

With a copy to:	Senior Attorney
c/o Antigenics Inc.
3 Forbes Road
Lexington, MA 02421

(or at such other address in care of such other person as hereafter shall be designated in writing by any party).

14.	Paragraph X.A. of the ORIGINAL LICENSE shall be replaced in its entirety with the following:

A.	This Agreement may not be assigned by any party, without the prior written consent of the other parties, which consent shall not be unreasonably withheld, provided that LICENSEE may assign this Agreement without the consent of the other parties to a Subsidiary, or to any purchaser or transferee of all or substantially all of LICENSEE’s business to which this Agreement relates, or to the surviving entity in the case of a merger or change of control transaction or series of transactions, and provided further, that nothing shall prevent LICENSEE from entering into sublicensing agreements, or the sale of marketing rights as herein provided, with other parties. This Agreement shall be binding upon and inure to the benefit of BOARD, UTMDACC, LICENSEE and their respective permitted assigns and sublicenses and successors in interest.

LICENSEE agrees that it shall provide copies of all sublicenses and notices of any assignments to UTMDACC.

15.	New Paragraph XIV. D. shall be added to the ORIGINAL LICENSE as follows:

D.	LICENSEE acknowledges that UTMDACC and BOARD are agencies of the State of Texas and, under the Constitution and laws of the State of Texas, possess certain rights and privileges and are subject to certain limitations and restrictions. Notwithstanding any provision herein, nothing in this Agreement is intended to be, nor may it be construed to be, a waiver of the sovereign immunity of the State of Texas. Moreover, notwithstanding the generality or specificity of any provision herein, the provisions of this Agreement are enforceable only to the extent authorized by the Constitution and laws of the State of Texas; accordingly, the provisions of this Agreement will not be enforceable to the extent (i) any provision conflicts with or is not authorized by the Constitution or laws of the State of Texas, or (ii) UMDACC and/or BOARD did not have the power or authority to agree to such provision.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

16. From and after the AMENDMENT NO.6 EFFECTIVE DATE, this AMENDMENT NO. 6, including Schedules I and II hereto, supersedes and replaces the letter from ANTIGENICS INC. to UTMDACC dated April 21, 2003.

OTHERWISE, the terms and provisions of the ORIGINAL LICENSE (including Amendment No. 1, Amendment No. 2, (dated October 8, 1990), Amendment No. 2 (dated July 9, 1993), Amendment No. 3, and Amendment No. 4) shall remain in full force and effect, provided, however, in the event of a conflict in the terms and conditions between this AMENDMENT NO. 6 and the foregoing ORIGINAL LICENSE, the terms and conditions of this AMENDMENT NO. 6 shall prevail.

[The rest of this page has intentionally been left blank.]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Signature Page — Amendment No. 6 to Exclusive License Agreement

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT NO.6.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER		THE BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Leon Leach	By:	/s/ John Mendelsohn
	Leon Leach		John Mendelsohn, M.D.
	Executive Vice President		President
M.D. Anderson Cancer Center

By:	/s/ William J. Doty
William J. Doty
Managing Director
Office of Technology Commercialization
M.D. Anderson Cancer Center

ARONEX PHARMACEUTICALS, INC.:

By:	/s/ Garo Armen

Printed Name:	Garo Armen

Title:	CEO

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Patent Schedules
MDA No.	UTSC No.	U.S Patent	Foreign	Title
Schedule I: Antigenics Retaining

MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]

Schedule II: Antigenics Returning

MDA[**]	[**]	[**]	[**]	[**]
MDA[**]	[**]	[**]	[**]	[**]
MDA[**]	[**]	[**]	[**]	[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Patent Schedules
MDA[**]		[**]	[**]	[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]		[**]
MDA[**]	[**]	[**]	[**]	[**]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

AMENDMENT NO.7 TO THE PATENT AND

TECHNOLOGY LICENSE AGREEMENT

This AMENDMENT NO. 7 effective this 1st day of December 2005 (“AMENDMENT NO.7 EFFECTIVE DATE”) to the ORIGINAL LICENSE as defined below, is made by and between the BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (hereinafter “UTMDACC”), a component institution of SYSTEM, and ARONEX PHARMACEUTICALS, INC., a Delaware corporation having a principal place of business located at 3 Forbes Road, Lexington, Massachusetts 02421 (“LICENSEE”), a wholly-owned subsidiary of ANTIGENICS INC., a Delaware corporation. BOARD and LICENSEE may be referred to hereafter collectively as the “PARTIES.”

RECITALS

A. BOARD and LICENSEE (as successor in interest to ARGUS PHARMACEUTICALS, INC.) are parties to that certain Exclusive License Agreement dated effective as of July 22, 1988 (such Exclusive License Agreement, as amended as described in more detail below, referred to herein as the “ORIGINAL LICENSE”);

B. BOARD and LICENSEE desire to further amend the ORIGINAL LICENSE.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:

AMENDED TERMS

1. The last sentence of Paragraph II.J.8 of the ORIGINAL LICENSE shall be deleted in its entirety and replaced with the following:

UTMDACC shall provide such payments to LICENSEE within [**] days of UTMDACC’S and/or BOARD’S receipt of such Returned Technology Consideration. In addition, UTMDACC will maintain records of any Returned Technology Consideration received and will provide a report to LICENSEE within [**] days of the close of each calendar year, identifying the amount of Returned Technology Consideration received during that calendar year, on a product-byproduct basis, and the consideration owed and paid to LICENSEE with respect thereto.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

1

2. For the avoidance of doubt, the PARTIES acknowledge and agree that, prior to the AMENDMENT NO.7 EFFECTIVE DATE, the ORIGINAL LICENSE was amended as follows:

•	Amendment No.1 to the Exclusive License Agreement dated March 12, 1990 (“AMENDMENT NO. 1”)

•	Amendment No.2 to the Exclusive License Agreement dated October 8, 1990 (“AMENDMENT NO.2”)

•	Amendment No.2 to the Exclusive License Agreement dated July 9, 1993 (“AMENDMENT NO.3”)

•	Amendment No.3 to the Exclusive License Agreement dated December 9, 1993 (“AMENDMENT NO.4”)

•	Amendment No.4 to the Exclusive License Agreement dated August 9, 1994 (“AMENDMENT NO.5”)

•	Amendment No.6 to the Exclusive License Agreement dated August 10, 2004 (“AMENDMENT NO.6”)

3 The PARTIES acknowledge and agree that, except as set forth in this AMENDMENT NO.7, the terms and conditions of the ORIGINAL LICENSE (including AMENDMENT NOS. 1-6) shall remain in full force and effect.

4 This AMENDMENT NO.7 may be executed by the PARTIES hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the PARTIES hereto.

[The rest of this page has intentionally been left blank.]

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission

2

IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO.7.

THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER		THE BOARD OF REGENTS OF UNIVERSITY OF TEXAS SYSTEM

By:	/s/ Leon Leach	By:	/s/ John Mendelsohn
	Leon Leach		John Mendelsohn, M.D.
	Executive Vice President		President
	M.D. Anderson Cancer Center		M.D. Anderson Cancer Center
Date:	11/29/05	Date:	12/1/03

APPROVED AS TO CONTENT:

By:	/s/ Christopher C. Capelli
Christopher C. Capelli
Vice President, Technology Transfer
Office of Technology Commercialization
M.D. Anderson Cancer Center
Date:	10/26/05

ARONEX PHARMACEUTICALS, INC.

By:	/s/ Russell Herndon
Name:	Russell Herndon
Title:	President
Date:	10/24/05

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

LETTER AGREEMENT

This Letter Agreement is made by and between the BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (hereafter “UTMDACC” or “UTSCC”), a component institution of SYSTEM, and ARONEX PHARMACEUTICALS, NC., a Delaware corporation having an address at 3 Forbes Road, Lexington, MA 02421 (“ARONEX PHARMACEUTICALS”), a wholly owned subsidiary of ANTIGENICS NC., a Delaware corporation (“LICENSEE”).

WHEREAS, UTMDACC and LICENSEE executed an Exclusive License Agreement on July 22, 1988, (the “ORIGINAL LICENSE”) as amended by Amendment Number 1 dated effective March 12, 1990; and as further amended by Amendment Number 2, dated effective October 8, 1990; Amendment Number 2, dated effective December 9, 1993; Amendment Number 3, dated effective July 9, 1993; Amendment Number 4, dated effective August 9, 1994; and Amendment Number 6, dated effective 10th day of August, 2004.

WHEREAS, pursuant to the ORIGINAL LICENSE, ARONEX PHARMACETICALS engaged in the development of Annamycin, among other technologies, pursuant to the ORIGINAL LICENSE and completed Phase II clinical testing of Annamycin in breast cancer.

WHEREAS, the parties have reached an agreement to return rights to certain technologies, including [**], to BOARD (“RETURNED TECHNOLOGIES,” as defined in Amendment 6 to the ORIGINAL LICENSE) and the parties have further agreed that LICENSEE will provide certain information relating to the RETURNED TECHNOLOGIES to UTMDACC and LICENSEE shall not be responsible for any liability related to future use the RETURNED TECHNOLOGIES.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

1. No Other Representations or Warranties. THE MATERIAL IS AND WAS PROVIDED TO UTMDACC “AS IS.” LICENSEE DOES NOT MAKE ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE MATERIAL AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING WITHOUT LIMITATION FITNESS FOR HUMAN USE, QUALTIY AS TO THE MATERIAL, OR ANY PART THEREOF, WITH RESPECT TO THE FOREGOING.

2. Limitation of Liability. In no event shall LICENSEE be liable to UTMDACC, or any of its affiliates, for any damages whatsoever, including without limitation direct, indirect, consequential, special, or incidental damages, arising out of UTMDACC or any affiliate’s use of the MATERIAL, even if UTMDACC or any affiliate has been advised of the possibility of such damage and whether or not such damages are reasonably foreseeable.

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

3. Indemnification. To the extent not prohibited under law, UTMDACC will indemnify, defend and hold harmless LICENSEE and its affiliates, officers, directors, employees and agents (“ARONEX PHARMACEUTICALAS Indemnitees”) from and against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred or imposed upon LICENSEE Indemnitees or any one of them in connection with any claims, suits, actions, losses, demands or judgments arising out of UTMDACC‘s use of the MATERIAL, including without limitation any theory of product liability (including without limitation ion actions in the form or tort, warranty or strict liability) concerning any product developed using or incorporating the MATERIAL.

4. Representation and Warranty. UTMDACC represents, warrants and covenants that it shall use the MATERIAL in compliance with all applicable laws and regulations, including but not limited to those relating to biotechnological research and the handling and containment of biohazardous materials.

5. Materials Returned and Accepted. The parties acknowledge and agree that pursuant to the agreements referenced above, LICENSEE has returned certain amounts of Annamycin, in its physical form, (“MATERIAL”) to UTMDACC, and UTMDACC has accepted the MATERIAL as described in Attachment 1 to this Letter Agreement, attached hereto.

6. Reimbursement. UTMDACC shall reimburse LICENSEE for the return of the MATERIALS, as described in Attachment 2 to this Letter Agreement, attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Letter Agreement.

THE UNIVERSITY OF TEXAS M. D.ANDERSON CANCER CENTER

By	/s/ Leonard A. Zwelling
Leonard A. Zwelling, M.D, M.B.A.
Vice President, Research Administration

ARONEX PHARMACEUTICALS:

By	/s/ Russell Herndon

Printed Name:	Russell Herndon

Title:	President

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Attachment I to Letter Agreement (page 1/2)

[**] SHIPMENT 10/03/2003

Box 1				Vials
522-03-9H-001	5 cases at	30	150
50mg
Total vials			150	150

327l1197	1 case at	63	63
10mg
Total vials			63	63

Box 2				Vials
522-03-94-001	6 cases at	30	180
50mg	1 case at	9	9
Total vials			189	189

Box 3				Vials
522-02-8A-001	6 case at	63	378
10mg
Total vials			378	378

Box 4				Vials
522-02-8A-001	3 case at	63	189
10mg
Total vials			189	189

327l197	1 case at	60	60
10mg
Total vials			60	60

522-01-8K-004	1 case at	11	11
50mg
Total vials			11	11

327l197	1 case at	5	5
50mg
Total vials			5	5
Total				1,045

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Attachment I to Letter Agreement (page 2/2)

[**] SHIPMENT 10/03/2003

Box 5				Vials	mgs
327l1197	5 cases at	63	315
10mg	1 case at	53	53
Total vials			368	368	3680

Box 6
522-01-8B-002	2 case at	25	50
50mg	1 case at	24	24
Total vials			74	74	3700

One box of jars containing various intermediate samples from Kris Dziewiszcek’s lab via QC.

RAW MATERIAL SHIPMENT 10114103

Lot# P1885 R00580	1 package at	95.579	grams
Lot # P1886 R00581	2 package at	105.5	grams
		201.079

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.

Attachment 2 to Letter Agreement

Antigenics Inc.	Invoice	INVMDAOO1
3 Forbes Road	Date	10/29/2003
Lexington, MA 02421	Customer ID	MD Anderson
	Page	1

Bill To:

U of Texas

MD Anderson

Purchase Order No.	Payment Terms
NET 30

Description	Units	Unite Price	Ext. Price
Labor hours for defacing labels for [**] shipment (1570 units)	16.00	20.00	$320.00
Insulated cartons	6.00	14.00	$84.00
Dangerous goods shippers	2.00	28.00	$56.00
Insulated cartons	2.00	44.00	$88.00
Dry ice pellets (200 pounds)	200.00	2.00	$400.00
Gel pack cartons	5	7.41	$37.05
FedEx freight cost			$2,254.62
Marken freight cost (2 cartons of dangerous goods)			$759.80

	Subtotal		$3,999.47
	Misc		—
	Tax		—
	Freight		—
	Trade Discount		—
	Total		$3,999.41

[**] = Portions of this agreement have been omitted pursuant to a confidential treatment request. An unredacted version of this agreement has been filed separately with the Commission.